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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 1,2002
                                                --------------------------------


                     AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Delaware                   File No. 1-13696                  31-1401455
--------------------      ------------------------            -----------------
(State or other           (Commission file number)            (IRS employer
jurisdiction of                                               identification
incorporation)                                                number)


   703 Curtis Street, Middletown, Ohio                          45043
----------------------------------------                    -------------
(Address of principal executive offices)                      (Zip code)


Registrant's telephone number, including area code:513-425-5000
                                                   ---------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 5.  Other Events.
         ------------

         On September 30, 2002, AK Steel Corporation redeemed all of the outstanding shares of its Series B $3.625 Cumulative Convertible Preferred Stock.

Item 7.  Exhibit.
         -------

         (a)   Financial Statements of business acquired:

               Not applicable.

         (b)   Pro Forma financial information:

               Not applicable.

         (c)   Exhibit:

               99   Press Release dated September 30, 2002



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              AK STEEL HOLDING CORPORATION


                                         /s/  Brenda S. Harmon
                                              -----------------------------
                                              Brenda S. Harmon
                                              Secretary

Dated:  October 1, 2002




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                          AK STEEL HOLDING CORPORATION

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX



Exhibit No.       Description
-----------       -----------

99                Press Release dated September 30, 2002